UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT
REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March
28
, 2024 (March 22, 2024)

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318) 388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of registrants’ principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.
Original TSA
As previously disclosed, on October 31, 2023, Lumen Technologies, Inc. (“
Lumen
”) entered into a Transaction Support Agreement (the “
Original TSA
”) with Level 3 Financing, Inc. (“
Level
 3
”), Qwest Corporation (“
Qwest
”) and certain holders of the debt of Lumen and Level 3 (the “
Initial Consenting Parties
”).
A&R TSA
As previously disclosed, on January 22, 2024, Lumen, Level 3, Qwest, the Initial Consenting Parties and certain other holders of the debt of Lumen and Level 3 (such holders, together with the Initial Consenting Parties, the “
Consenting Parties
”) entered into an Amended and Restated Transaction Support Agreement (the “
A&R TSA
”).
On March 22, 2024 (the “
Effective Date
”), Lumen, Level 3, Qwest and the Consenting Parties consummated the transactions contemplated by the A&R TSA.

Item 1.01	Entry into a Material Definitive Agreement.
Lumen Technologies, Inc.
Amended Credit Agreement
On the Effective Date, Lumen, as borrower, Bank of America, N.A. (“
BofA
”), as administrative agent and collateral agent, and the subsidiaries of Lumen, lenders and issuing banks party thereto entered into an amendment agreement (the “
Amendment Agreement
”) to that certain Amended and Restated Credit Agreement, dated as of January 31, 2020, among Lumen, the lenders and issuing banks party thereto and BofA, as administrative agent, collateral agent and swingline lender (as amended or otherwise modified prior to the date of the Amendment Agreement, the “
Existing Lumen Credit Agreement
” and, as amended, the “
Amended Lumen Credit Agreement
”).
Among other things, the Amendment Agreement (i) removed certain representations and warranties, covenants and events of default, (ii) amended the Collateral Agreement, dated as of November 1, 2017, among the subsidiaries of Lumen party thereto and BofA, as collateral agent, (iii) provided certain waivers and releases, (iv) provided for certain consents thereunder and (v) subordinated the liens securing the obligations outstanding under the Amended Lumen Credit Agreement to the liens securing the obligations outstanding under the SP Debt (as defined below).
The foregoing summary of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, which is filed as Exhibit 10.1 to this Current Report on
Form 8-K and
incorporated herein by reference.
Existing Secured Notes Supplemental Indenture
On the Effective Date, Lumen, certain subsidiaries of Lumen party thereto and Computershare Trust Company, N.A., as trustee and notes collateral agent, entered into a second supplemental indenture to the indenture, dated as of January 24, 2020, governing Lumen’s 4.000% senior secured notes due 2027 (the “
Existing Lumen Notes
”), that, among other things, (i) eliminated substantially all of the restrictive covenants and certain events of default and (ii) released the guarantees of the Existing Lumen Notes and the security interests in the collateral securing such notes (the “
Lumen Supplemental Indenture
”).
The foregoing summary of the Lumen Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Lumen Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on
Form 8-K and
incorporated herein by reference.

Superpriority Revolving/Term A Credit Agreement
On the Effective Date, Lumen, as borrower, the lenders party thereto and BofA, as administrative agent and collateral agent, entered into the Superpriority Revolving/Term A Credit Agreement (the “
RCF/TLA Credit Agreement
”) providing for (i) a superpriority “first out” series A revolving credit facility with commitments of approximately $489 million (the “
SP
RCF-A
”), (ii) a superpriority “second out” series B revolving credit facility with commitments of approximately $467 million (the “
SP
RCF-B
”, and together with the SP
RCF-A,
the “
SP RCF
”) and (iii) a superpriority secured term loan facility in the amount of approximately $377 million (the “
SP TLA
”).
Lumen’s obligations under the RCF/TLA Credit Agreement are unsecured, but certain of Lumen’s subsidiaries have provided or, in certain cases after receiving necessary regulatory approvals, will provide an unconditional guarantee of payment of Lumen’s obligations (such entities, the “
Lumen Guarantors
”) and certain of such guarantees will be secured by a lien on substantially all of the assets of the applicable Lumen Guarantors. Level 3 Parent, LLC (“
Level
 3 Parent
”), Level 3 and certain of Level 3’s subsidiaries have provided or, in certain cases after receiving necessary regulatory approvals, will provide an unconditional guarantee of payment of Lumen’s obligations under the SP
RCF-A
of up to $150 million and under the SP
RCF-B
of up to $150 million, in each case secured by a lien on substantially all of their assets (such entities, the “
Level
 3 Collateral Guarantors
”). The guarantee by the Level 3 Collateral Guarantors may be reduced or terminated under certain circumstances. Qwest and certain of its subsidiaries will provide an unsecured guarantee of collection of Lumen’s obligations under the SP RCF and SP TLA (the “
Qwest Guarantors
”).
Borrowings under the SP RCF bear interest at a rate equal to, at Lumen’s option, (i) for the SP
RCF-A,
term SOFR (subject to a 2.00% floor) plus 4.00% for term SOFR loans or a base rate plus 3.00% for base rate loans and (ii) for the SP
RCF-B,
term SOFR (subject to a 2.00% floor) plus 6.00% for term SOFR loans or a base rate plus 5.00% for base rate loans. Interest is payable at the end of each interest period. Lumen may prepay amounts outstanding under the SP
RCF-B
at any time without premium or penalty. Lumen may prepay amounts outstanding under the SP
RCF-A
without premium or penalty, but only if no amounts are outstanding under the SP
RCF-B.
The SP
RCF-A
and SP
RCF-B
mature on June 1, 2028 (in each case subject to a springing maturity in certain circumstances).
Borrowings under the SP TLA bear interest at a rate equal to, at Lumen’s option, term SOFR (subject to a 2.00% floor) plus 6.00% for term SOFR loans or a base rate plus 5.00% for base rate loans. Interest is payable at the end of each applicable interest period. Lumen may prepay amounts outstanding under the SP TLA at any time without premium or penalty. The SP TLA matures on June 1, 2028 and amortizes in quarterly installments of 1.25% of the initial principal amount.
Under the RCF/TLA Credit Agreement and commencing with the fiscal quarter ended June 30, 2024, Lumen may not permit (i) its maximum total net leverage ratio to exceed 5.75 to 1.00 as of the last day of each fiscal quarter, stepping down to 5.50 to 1.00 with respect to each fiscal quarter ending after December 31, 2024 and stepping down to 5.25 to 1.00 with respect to each fiscal quarter ending after December 31, 2025 or (ii) its interest coverage ratio as of the last day of any test period to be less than 2.00 to 1.00.
The RCF/TLA Credit Agreement contains certain customary affirmative and negative covenants, representations and warranties and events of default (subject, in certain cases, to customary grace and cure periods). If an event of default occurs, the lenders may, among other actions, accelerate the outstanding loans.
In connection with entry into the Amended Lumen Credit Agreement and RCF/TLA Credit Agreement, the (i) revolving commitments outstanding under the Existing Lumen Credit Agreement were permanently reduced to zero and terminated, (ii) all term
A/A-1
loans outstanding under the Existing Lumen Credit Agreement were prepaid in full and (iii) the outstanding balance of the term B loans under the Existing Lumen Credit Agreement was reduced to approximately $57 million.
The foregoing summary of the RCF/TLA Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the RCF/TLA Credit Agreement, which is filed as Exhibit 10.2 to this Current Report on
Form 8-K and
incorporated herein by reference.

Superpriority Term B Credit Agreement
On the Effective Date, Lumen, as borrower, the lenders party thereto, Wilmington Trust, National Association (“
WTNA
”), as administrative agent, and BofA, as collateral agent, entered into a Superpriority Term B Credit Agreement (the “
TLB Credit Agreement
” and, together with the RCF/TLA Credit Agreement, the “
SP Credit Agreements
”), providing for (i) a superpriority secured term loan facility in a principal amount of approximately $1.6 billion (the “
SP
TLB-1
”) and (ii) a superpriority secured term loan facility in a principal amount of approximately $1.6 billion (the “
SP
TLB-2
”, and together with the SP
TLB-1,
the “
SP TLB
”).
Lumen’s obligations under the TLB Credit Agreement are unsecured. The SP TLB is guaranteed by the Lumen Guarantors and the Qwest Guarantors on the same basis as those entities guarantee Lumen’s obligations under the RCF/TLA Credit Agreement. The Level 3 Collateral Guarantors do not guarantee Lumen’s obligations under the TLB Credit Agreement.
Borrowings under the SP TLB bear interest at a rate equal to, at Lumen’s option, adjusted term SOFR (subject to a 0% floor) plus 2.35% for term SOFR loans or a base rate plus 1.35% for base rate loans. Interest is payable at the end of each
applicable interest period. The SP TLB amortizes in quarterly installments of 0.25% of the initial principal amount. Amounts outstanding under the SP TLB may be prepaid at any time without premium or penalty. The SP
TLB-1
and SP
TLB-2
mature on April 15, 2029 and April 15, 2030, respectively.
The TLB Credit Agreement contains certain customary affirmative and negative covenants, representations and warranties and events of default (subject in certain cases to customary grace and cure periods). If an event of default occurs, the lenders may, among other actions, accelerate the outstanding loans.
The foregoing summary of the TLB Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the TLB Credit Agreement, which is filed as Exhibit 10.3 to this Current Report on
Form 8-K and
incorporated herein by reference.
Superpriority Secured Notes
On the Effective Date and in exchange for certain of its existing 4.000% senior secured notes due 2027, Lumen issued:
(i) 4.125% superpriority senior secured notes due 2029 in the principal amount of approximately $332 million pursuant to an indenture, dated as of the Effective Date, among Lumen, as issuer, the Lumen Guarantors, the Qwest Guarantors, WTNA, as trustee, and BofA, as collateral agent (the “
2029 SPN Indenture
” and the notes issued thereunder, the “
2029 SPNs
”); and
(ii) 4.125% superpriority senior secured notes due 2030 in the principal amount
of approximately $479 million pursuant to an indenture, dated as of the Effective Date, among Lumen, as issuer, the Lumen Guarantors, the Qwest Guarantors, WTNA, as trustee, and BofA, as collateral agent (the “
2030 SPN Indenture
”, the notes issued thereunder, the “
2030 SPNs
” and, together with the 2029 SPNs, the “
Lumen SPNs
”, and, together with the SP RCF, SP TLA and SP TLB, the “
SP Debt
”).
Interest is payable on the Lumen SPNs semiannually on February 15 and August 15 of each year, with record dates of February 1 and August 1, respectively. The 2029 SPNs and 2030 SPNs mature on April 15, 2029 and April 15, 2030, respectively.
Lumen’s obligations under the Lumen SPNs are unsecured. The Lumen SPNs are guaranteed by the Lumen Guarantors and the Qwest Guarantors on the same basis as those entities guarantee Lumen’s obligations
under the RCF/TLA Credit Agreement. The Level 3 Collateral Guarantors do not guarantee the Lumen SPNs.
At any time or from time to time prior to February 15, 2025, Lumen may, at its option, redeem all or a portion of the Lumen SPNs, upon not less than 10 nor more than 60 days’ prior written notice, at a redemption price equal to 101%

of the principal amount of the notes so redeemed plus accrued and unpaid interest (if any) to, but not including, the redemption date. At any time or from time to time on or after February 15, 2025, Lumen may, at its option, redeem all or a portion of the Lumen SPNs, upon not less than 10 nor more than 60 days’ prior written notice, at a redemption price equal to 100% of the principal amount of the notes so redeemed plus accrued and unpaid interest (if any) to, but not including, the redemption date. Upon certain change of control events, Lumen must repurchase the Lumen SPNs at a price of 101% of their principal amount plus accrued and unpaid interest, if any, at the request of the holder.
The 2029 SPN Indenture and 2030 SPN Indenture each contain certain customary negative covenants and events of default (subject, in certain cases, to customary grace and cure periods). The occurrence of an event of default under either indenture could result in the acceleration of the relevant Lumen SPNs. The issuances of the Lumen SPNs were exempt from registration under the Securities Act of 1933, as amended (the “
Securities Act
”).
After giving effect to the exchange and cancellation related thereto, there remained approximately $232 million in aggregate principal amount of Existing Lumen Notes outstanding. The foregoing summary of Lumen SPNs, the 2029 SPN Indenture and the 2030 SPN Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the 2029 SPNs, the 2029 SPN Indenture, the form of the 2030 SPNs and the 2030 SPN Indenture, which are filed as Exhibits 4.2 through 4.5 to this Current Report on
Form 8-K and
incorporated herein by reference.
Level 3 Financing, Inc.
Amended Credit Agreement
On the Effective Date, Level 3 Parent, Level 3, as borrower, Merrill Lynch Capital Corporation (“
MLCC
”), as administrative agent and collateral agent, and the guarantors and the lenders party thereto entered into the Fourteenth Amendment Agreement (the “
Fourteenth Amendment
”) to that Amended and Restated Credit Agreement, dated as of November 29, 2019, among Level 3 Parent, Level 3, as borrower, MLCC, as administrative agent and collateral agent, and the guarantors and the lenders party thereto (as amended or otherwise modified prior to the date of the Fourteenth Amendment, the “
Existing Level
 3 Credit Agreement
” and, as amended, the “
Amended Level
 3 Credit Agreement
”).
Among other things, the Fourteenth Amendment (i) removed certain representations and warranties, covenants and events of default, (ii) amended the Amended and Restated Collateral Agreement, dated as of October 4, 2011, among Level 3, Level 3 Parent, Level 3’s subsidiaries party thereto and MLCC, (iii) provided for certain waivers and releases and (iv) provided for certain consents thereunder.
The foregoing summary of the Fourteenth Amendment and the Amended Level 3 Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourteenth Amendment, which is filed as Exhibit 10.4 to this Current Report on
Form 8-K and
incorporated herein by reference.
Existing Secured Notes Supplemental Indentures
On the Effective Date, Level 3, Level 3 Parent, certain subsidiaries of Level 3 party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent (the “
Existing Level
 3 Trustee
”), entered into:
(i) a third supplemental indenture to the indenture, dated as of November 29, 2019, governing the 3.400% senior secured notes due 2027 (the “
3.400% Level
 3 Supplemental Indenture
” and, the notes governed thereby, the “
3.400% Notes
”); and
(ii) a third supplemental indenture to the indenture, dated as of November 29, 2019, governing the 3.875% senior secured notes due 2029 (the “
3.875% Level
 3 Supplemental Indenture
” and, the notes governed thereby, the “
3.875% Notes
”).
Among other things, the 3.400% Level 3 Supplemental Indenture and 3.875% Level 3 Supplemental Indenture (i) eliminated substantially all of the restrictive covenants, certain events of default and the related provisions therein with respect to each relevant indenture and (ii) released the guarantees of such notes and the security interests in the collateral securing such notes.

On the Effective Date, Level 3, Level 3 Parent, certain subsidiaries of Level 3 party thereto and the Existing Level 3 Trustee entered into a third supplemental indenture to the indenture, dated as of March 31, 2023, governing the 10.500% senior secured notes due 2030, that, among other things, amended the restrictive covenants to be consistent with the restrictive covenants under the New First Lien Notes (as defined below) (the “
10.500% Level
 3 Supplemental Indenture
” and, together with the 3.400% Level 3 Supplemental Indenture and 3.875% Level 3 Supplemental Indenture, the “
Secured Supplemental Indentures
”).
The foregoing summary of the Secured Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, which are filed as Exhibit 4.6 through 4.8 to this Current Report on
Form 8-K and
incorporated herein by reference.
Existing Unsecured Notes Supplemental Indentures
On the Effective Date, Level 3, Level 3 Parent, Level 3 Communications, LLC and the Existing Level 3 Trustee entered into:
(i) a third supplemental indenture to the indenture, dated as of September 25, 2019, governing the 4.625% senior notes due 2027 (the “
4.625% Level
 3 Supplemental Indenture
” and the notes governed thereby, the “
4.625% SUNs
”);
(ii) a third supplemental indenture to the indenture, dated as of June 15, 2020, governing the 4.250% senior notes due 2028 (the “
4.250% Level
 3 Supplemental Indenture
” and the notes governed thereby, the “
4.250% SUNs
”);
(iii) a third supplemental indenture to the indenture, dated as of January 13, 2021, governing the 3.750% sustainability-linked senior notes due 2029 (the “
3.750% Level
 3 Supplemental Indenture
” and the notes governed thereby, the “
3.750% SUNs
”); and
(iv) a third supplemental indenture to the indenture, dated as of August 12, 2020, governing the 3.625% senior notes due 2029 (the “
3.625% Level
 3 Supplemental Indenture
” and the notes governed thereby, the “
3.625% SUNs
”; the 3.625% Level 3 Supplemental Indenture, together with the supplemental indentures in the foregoing clauses (i) through (iii), the “
Unsecured Supplemental Indentures
”).
Among other things, each Unsecured S
upple
mental Indenture eliminated substantially all of the restrictive covenants, certain events of default and the related provisions therein with respect to each relevant indenture.
The foregoing summary of the Unsecured Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, which are filed as Exhibits 4.9 through 4.12 to this Current Report on
Form 8-K and
incorporated herein by reference.
New Credit Agreement
On the Effective Date, Level 3, as borrower, Level 3 Parent, the lenders party thereto and WTNA, as administrative agent and collateral agent, entered into a Credit Agreement (the “
New Level
 3 Credit Agreement
”), providing for (i) a secured term B-1 loan facility in the principal amount of approximately $1.2 billion (the “
TLB-1
”) and (ii) a secured term
B-2
loan facility in the amount of approximately $1.2 billion (the “
TLB-2
” and, together with the
TLB-1,
the “
Level
 3 TLB
”).
Level 3’s obligations under the New Level 3 Credit Agreement are secured by a first lien on substantially all of its assets (subject, in certain cases, to receipt of necessary regulatory approvals). In addition, the other Level 3 Collateral Guarantors have or, in certain cases after receiving necessary regulatory approvals, will provide an unconditional guarantee of payment of Level 3’s obligations under the New Level 3 Credit Agreement secured by a lien on substantially all of their assets. None of Lumen, the Lumen Guarantors or the Qwest Guarantors guarantee Level 3’s obligations under the New Level 3 Credit Agreement.
Borrowings under the New Level 3 Credit Agreement bear interest at a rate equal to, at Level 3’s option, term SOFR (subject to a 2.00% floor) plus 6.56% for term SOFR loans or a base rate plus 5.56% for base rate loans. Interest is payable at the end of each applicable interest period. Amounts outstanding under the New Level 3 Credit Agreement may be prepaid at any time, subject to a premium of (i) 2.00% of the aggregate principal amount if prepaid on or prior to the
12-month
anniversary of the Effective Date and (ii) 1.00% of the aggregate principal amount if prepaid after the
12-month
anniversary of the Effective Date and on or prior to the
24-month
anniversary of the Effective Date. The
TLB-1
and
TLB-2
mature on April 15, 2029 and April 15, 2030, respectively.
The New Level 3 Credit Agreement contains certain customary affirmative and negative covenants, representations and warranties and events of default (subject, in certain cases, to customary grace and cure periods). If an event of default occurs, the lenders may, among other actions, accelerate the outstanding loans.
In connection with entry into the Amended Level 3 Credit Agreement and New Level 3 Credit Agreement, the outstanding balance of the term B loans under the Existing Level 3 Credit Agreement was reduced to approximately $12 million.
The foregoing summary of the New Level 3 Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Level 3 Credit Agreement, which is filed as Exhibit 10.5 to this Current Report on
Form 8-K and
incorporated herein by reference.
New First Lien Secured Notes
On the Effective Date, Level 3, Level 3 Parent, certain Level 3 Collateral Guarantors and WTNA, as trustee and collateral agent, entered into:
(i) an indenture pursuant to which Level 3 issued $1.575 billion of 11.000% first lien notes due 2029 (the “
New Money Indenture
” and the notes issued thereunder, the “
New Money Notes
”);
(ii) an indenture pursuant to which Level 3 issued approximately $668 million of 10.500% first lien notes due 2029 in exchange for certain 3.400% Notes (the “
2029 Exchange Indenture
” and the notes issued thereunder, the “
2029 Exchange Notes
”); and
(iii) an indenture pursuant to which Level 3 issued approximately $678 million of 10.750% first lien notes due 2030 in exchange for certain 3.875% Notes (the “
2030 Exchange Indenture
” and, the notes issued thereunder, the “
2030 Exchange Notes
” and, together with the New Money Notes and the 2029 Exchange Notes, the “
New First Lien Notes
” and the indentures related thereto, the “
New First Lien Indentures
”).
The New Money Notes mature on November 15, 2029, the 2029 Exchange Notes mature on April 15, 2029 and the 2030 Exchange Notes mature on December 15, 2030.
Interest on the New Money Notes and the 2030 Exchange Notes is payable semiannually on May 15 and November 15 of each year, with record dates of May 1 and November 1, respectively. Interest on the 2029 Exchange Notes is payable semiannually on March 1 and September 1 of each year, with record dates of February 15 and August 15, respectively.
Level 3’s obligations under the New First Lien Notes are secured by a first lien on substantially all of its assets (subject, in certain cases, to receipt of necessary regulatory approvals). Level 3’s obligations under the New First Lien Notes are guaranteed by the other Level 3 Collateral Guarantors on the same basis as the guarantees provided by such entities under the New Level 3 Credit Agreement. Subject to obtaining all required regulatory approvals, additional Level 3 subsidiaries will become Level 3 Collateral Guarantors of the New First Lien Notes on the same basis as they will guarantee Level 3’s obligations under the New Level 3 Credit Agreement. None of Lumen, the Lumen Guarantors or the Qwest Guarantors guarantee Level 3’s obligations under the New First Lien Notes.

At any time prior to March 22, 2027 for each series of New First Lien Notes, Level 3 may redeem, in whole or from time to time in part, an applicable series of New First Lien Notes at a redemption price equal to the sum of (A) 100.0% of the principal amount of the notes redeemed, plus (B) a make-whole premium as of the date of the redemption, plus (C) accrued and unpaid interest, if any, to, but excluding, the date of the redemption. On or after March 22, 2027, Level 3 may redeem, in whole or from time to time in part, an applicable series of New First Lien Notes at a redemption price as set forth in such series of New First Lien Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Upon certain change of control events, Level 3 must repurchase the New First Lien Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, at the request of the holder.
The New First Lien Indentures contain certain customary negative covenants and events of default (subject, in certain cases, to customary grace and cure periods). The occurrence of an event of default under each indenture could result in the acceleration of the relevant notes. The New Money Notes have not been registered under the Securities Act or any state securities laws and have been issued only to qualified institutional buyers (“
QIBs
”) pursuant to Rule 144A under the Securities Act, and to persons outside the United States who are not “U.S. persons,” as defined in Regulation S under the Securities Act. The issuances of the 2029 Exchange Notes and the 2030 Exchanges Notes were exempt from registration under the Securities Act.
After giving effect to the exchange and cancellation related thereto, there remained approximately $82 million in aggregate principal amount of 3.400% Notes outstanding and $72 million in aggregate principal amount of 3.875% Notes outstanding.
The foregoing summary of the New First Lien Notes and New First Lien Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the relevant form of note and indenture, which are filed as Exhibits 4.13 through 4.18 to this Current Report on
Form 8-K and
incorporated herein by reference.
New Second Lien Secured Notes
On the Effective Date, Level 3, Level 3 Parent, certain Level 3 Collateral Guarantors and WTNA, as trustee and collateral agent, entered into:
(i) an indenture pursuant to which Level 3 issued approximately $606 million of 4.875% second lien notes due 2029 in exchange for certain 4.625% SUNs (the “
4.875% 2L Indenture
” and the notes issued thereunder, the “
4.875% 2L Notes
”);
(ii) an indenture pursuant to which Level 3 issued approximately $712 million of 4.500% second lien notes due 2030 in exchange for certain 4.250% SUNs (the “
4.500% 2L Indenture
” and the notes issued thereunder, the “
4.500% 2L Notes
”);
(iii) an indenture pursuant to which Level 3 issued approximately $458 million of 3.875% second lien notes due 2030 in exchange for certain 3.625% SUNs (the “
3.875% 2L Indenture
” and the notes issued thereunder, the “
3.875% 2L Notes
”); and
(iv) an indenture pursuant to which Level 3 issued approximately $453 million of 4.000% second lien notes due 2031 in exchange for certain 3.750% SUNs (the “
4.000% 2L Indenture
” and the notes issued thereunder, the “
4.000% 2L Notes
” and, together with the notes in the foregoing clauses (i) through (iii), the “
New Second Lien Notes
” and the indentures related thereto, the “
New Second Lien Indentures
”).
The 4.875% 2L Notes mature June 15, 2029, the 4.500% 2L Notes mature April 1, 2030, the 3.875% 2L Notes mature October 15, 2030 and the 4.000% 2L Notes mature April 15, 2031.

Interest on the 4.875% 2L Notes is payable semiannually on March 15 and September 15 of each year, with record dates of March 1 and September 1, respectively. Interest on the 4.500% 2L Notes is payable semiannually on January 1 and July 1 of each year, with record dates of December 15 and June 15, respectively. Interest on the 3.875% 2L Notes is payable semiannually on June 15 and December 15 of each year, with record dates of June 1 and December 1, respectively. Interest on the 4.000% 2L Notes is payable semiannually on January 15 and July 15 of each year, with record dates of January 1 and July 1, respectively.
Level 3’s obligations under the New Second Lien Notes are secured by a second lien on substantially all of its assets (subject, in certain cases, to receipt of necessary regulatory approvals). Level 3’s obligations under the New Second Lien Notes are guaranteed by the other Level 3 Collateral Guarantors on the same basis as the guarantees provided by such entities under the New Level 3 Credit Agreement, except the lien securing such guarantees is a second lien. Subject to obtaining all required regulatory approvals, additional Level 3 subsidiaries will become Level 3 Collateral Guarantors of the New Second Lien Notes on the same basis as those entities will guarantee Level 3’s obligations of the New First Lien Notes. None of Lumen, the Lumen Guarantors or the Qwest Guarantors guarantee Level 3’s obligations under the New Second Lien Notes.
At any time prior to March 22, 2025 for each series of New Second Lien Notes, L eve
l 3 may redeem, in whole or from time to time in part, an applicable series of New Second Lien Notes at a redemption price equal to the sum of (A) 100.0% of the principal amount of the notes redeemed, plus (B) a make-whole premium as of the date of the redemption, plus (C) accrued and unpaid interest, if any, to, but excluding, the date of the redemption. On or after March 22, 2025, Level 3 may redeem, in whole or from time to time in part, an applicable series of New Second Lien Notes at a redemption price as set forth in such series of New Second Lien Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Upon certain change of control events, Level 3 must repurchase the New Second Lien Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, at the request of the holder.
The New Second Lien Indentures contain certain customary negative covenants and events of default (subject, in certain cases, to customary grace and cure periods). The occurrence of an event of default under each indenture could result in the acceleration of the relevant notes. The issuances of the New Second Lien Notes were exempt from registration under the Securities Act.
After giving effect to the exchange and cancellation related thereto, there remained approximately $394 million in aggregate principal amount of 4.625% Notes outstanding, $488 million in aggregate principal amount of 4.250% Notes outstanding, $382 million in aggregate principal amount of 3.625% Notes outstanding and $448 million in aggregate principal amount of 3.750% Notes outstanding.
The foregoing summary of the New Second Lien Notes and New Second Lien Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the relevant form of note and indenture, which are filed as Exhibits 4.19 through 4.26 to this Current Report on
Form 8-K and
incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
Termination of Qwest Credit Agreement
On the Effective Date, Qwest prepaid in full and terminated its obligations under the Amended and Restated Credit Agreement, dated as of October 23, 2020, among Qwest, as borrower, CoBank, ACB, as administrative agent, and the lenders from time to time party thereto, as amended or otherwise modified.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report on Form
8-K
is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.
Lumen is furnishing certain information regarding the capital structure of Lumen and Level 3 following the consummation of the transactions contemplated by the A&R TSA, which is furnished as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated into this Item 7.01 by reference.
The information contained in Item 7.01 of this Current Report on Form
8-K,
including Exhibit 99.1, shall not be incorporated by reference into any filing of Lumen, Level 3 Parent or Qwest, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.*	Description

4.1	Second Supplemental Indenture, dated as of March 22, 2024, among Lumen Technologies, Inc., as issuer, the guarantors party thereto and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee and collateral agent, relating to Lumen Technologies, Inc.’s 4.000% Senior Secured Notes due 2027.

4.2	Form of 4.125% Superpriority Secured Notes due 2029, dated as of March 22, 2024 (included in Exhibit 4.3).

4.3	Indenture, dated as of March 22, 2024, among Lumen Technologies, Inc., the guarantors party thereto, Wilmington Trust, National Association, as trustee, registrar and paying agent, and Bank of America, N.A., as collateral agent, relating to Lumen Technologies, Inc.’s 4.125% Superpriority Secured Notes due 2029.

4.4	Form of 4.125% Superpriority Secured Notes due 2030, dated as of March 22, 2024 (included in Exhibit 4.5).

4.5	Indenture, dated as of March 22, 2024, among Lumen Technologies, Inc., the guarantors party thereto, Wilmington Trust, National Association, as trustee, registrar and paying agent, and Bank of America, N.A., as collateral agent, relating to Lumen Technologies, Inc.’s 4.125% Superpriority Secured Notes due 2030.

4.6	Third Supplemental Indenture, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., the guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent, relating to Level 3 Financing, Inc.’s 3.400% Senior Secured Notes due 2027.

4.7	Third Supplemental Indenture, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., the guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent, relating to Level 3 Financing, Inc.’s 3.875% Senior Secured Notes due 2029.

4.8	Third Supplemental Indenture, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., the guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent, relating to Level 3 Financing, Inc.’s 10.500% Senior Secured Notes due 2030.

Exhibit No.*	Description

4.9	Third Supplemental Indenture, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., the guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent, relating to Level 3 Financing, Inc.’s 4.625% Senior Notes due 2027.

4.10	Third Supplemental Indenture, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., the guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent, relating to Level 3 Financing, Inc.’s 4.250% Senior Notes due 2028.

4.11	Third Supplemental Indenture, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., the guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent, relating to Level 3 Financing, Inc.’s 3.750% Sustainability-Linked Senior Notes due 2029.

4.12	Third Supplemental Indenture, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., the guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee and note collateral agent, relating to Level 3 Financing, Inc.’s 3.625% Senior Notes due 2029.

4.13	Form of 11.000% First Lien Notes due 2029, dated as of March 22, 2024 (included in Exhibit 4.14).

4.14	Indenture, dated as of March 22, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to Level 3 Financing, Inc.’s 11.000% First Lien Notes due 2029.

4.15	Form of 10.500% First Lien Notes due 2029, dated as of March 22, 2024 (included in Exhibit 4.16).

4.16	Indenture, dated as of March 22, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to Level 3 Financing, Inc.’s 10.500% First Lien Notes due 2029.

4.17	Form of 10.750% First Lien Notes due 2030, dated as of March 22, 2024 (included in Exhibit 4.18).

4.18	Indenture, dated as of March 22, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to Level 3 Financing, Inc.’s 10.750% First Lien Notes due 2030.

4.19	Form of 4.875% Second Lien Notes due 2029, dated as of March 22, 2024 (included in Exhibit 4.20).

4.20	Indenture, dated as of March 22, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to Level 3 Financing, Inc.’s 4.875% Second Lien Notes due 2029.

4.21	Form of 4.500% Second Lien Notes due 2030, dated as of March 22, 2024 (included in Exhibit 4.22).

4.22	Indenture, dated as of March 22, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to Level 3 Financing, Inc.’s 4.500% Second Lien Notes due 2030.

4.23	Form of 3.875% Second Lien Notes due 2030, dated as of March 22, 2024 (included in Exhibit 4.24).

Exhibit No.*	Description

4.24	Indenture, dated as of March 22, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to Level 3 Financing, Inc.’s 3.875% Second Lien Notes due 2030.

4.25	Form of 4.000% Second Lien Notes due 2031, dated as of March 22, 2024 (included in Exhibit 4.26).

4.26	Indenture, dated as of March 22, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to Level 3 Financing, Inc.’s 4.000% Second Lien Notes due 2031.

10.1	Amendment Agreement, dated as of March 22, 2024, among Lumen Technologies, Inc., as borrower, the guarantors party thereto, the issuing banks party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, to the Amended and Restated Credit Agreement, dated as of January 31, 2020, among Lumen Technologies, Inc., as borrower, the issuing banks party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, collateral agent and swingline lender.

10.2	Superpriority Revolving/Term A Credit Agreement, dated as of March 22, 2024, among Lumen Technologies, Inc., as borrower, the lenders and issuing banks party thereto and Bank of America, N.A., as administrative agent and collateral agent.

10.3	Superpriority Term B Credit Agreement, dated as of March 22, 2024, among Lumen Technologies, Inc., as borrower, the lenders party thereto, Wilmington Trust, National Association, as administrative agent and Bank of America, N.A., as collateral agent.

10.4	Fourteenth Amendment Agreement, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., as borrower, the guarantors party thereto, the lenders party thereto and Merrill Lynch Capital Corporation, as administrative agent and collateral agent, to the Amended and Restated Credit Agreement, dated as of November 29, 2019, among Level 3 Parent, LLC, Level 3 Financing, Inc., as borrower, the lenders party thereto and Merrill Lynch Capital Corporation, as administrative agent and collateral agent.

10.5	Credit Agreement, dated as of March 22, 2024, among Level 3 Parent, LLC, Level 3 Financing, Inc., as borrower, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

99.1	Capital Structure Following Consummation of the Transactions Contemplated by the A&R TSA.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*
Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and other attachments have been omitted from this filing and will be furnished to the Securities and Exchange Commission supplementally upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of
1934
, Lumen Technologies, Inc., Level 3 Parent, LLC and Qwest Corporation have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: March 28, 2024	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: March 28, 2024	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

QWEST CORPORATION

Dated: March 28, 2024	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary